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                                 MORGAN STANLEY
                         IXIS REAL ESTATE CAPITAL TRUST
                                    2005-HE1
                                   ALL RECORDS

TABLE OF CONTENTS

1. All Loans
2. Fico lt 600
3. IO Loans
4. Lien Position
5. Silent Second
6. Current Mortgage Loan Principal Balance ($) 500-750
7. Current Mortgage Loan Principal Balance ($)
8. 2 -4 Family
9. Stated Doc
10. 50>DTI => 50
11. Fixed Rate 1st Lien

1. ALL LOANS

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                        % OF
                      MORTGAGE
                      POOL BY
                     AGGREGATE
                      CUT-OFF                                                  WEIGHTED         %
                        DATE        AVERAGE        WTD         WEIGHTED        AVERAGE         FICO          %             %
                     PRINCIPAL      CURRENT        AVG          AVERAGE        COMBINED      LESS THAN     OWNER        STATED
ALL LOANS             BALANCE       BALANCE        FICO       ORIGINAL LTV   ORIGINAL LTV     600.00     OCCUPIED    DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------------

Total Pool               100.00    174,902.37          629         77.83        80.76         33.59       95.07           51.18
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   100.00    174,902.37          629         77.83        80.76         33.59       95.07           51.18
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                  WEIGHTED    WEIGHTED                                         %
                                   AVERAGE    AVERAGE                                        SECOND        TOTAL
ALL LOANS                          COUPON       DTI       % FIXED      % IO      % CALI       LIEN        BALANCE
-------------------------------------------------------------------------------------------------------------------------

Total Pool                           7.434      41.38       10.88      30.22       47.87         3.75     584,523,722.71
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               7.434      41.38       10.88      30.22       47.87         3.75     584,523,722.71
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2. FICO LT 600

---------------------------------------------------------------------------------------------------------------------
                                % OF
                              MORTGAGE
                              POOL BY
                             AGGREGATE
                              CUT-OFF                                             WEIGHTED         %
                                DATE        AVERAGE      WTD        WEIGHTED      AVERAGE         FICO          %
                             PRINCIPAL      CURRENT      AVG         AVERAGE      COMBINED      LESS THAN     OWNER
FICO LT 600                   BALANCE       BALANCE      FICO      ORIGINAL LTV  ORIGINAL LTV    600.00     OCCUPIED
---------------------------------------------------------------------------------------------------------------------

500 - 524                         19.90    154,418.21        512         72.37        72.37      100.00       98.73
---------------------------------------------------------------------------------------------------------------------
525 - 549                         20.49    145,257.67        536         74.70        74.81      100.00       98.03
---------------------------------------------------------------------------------------------------------------------
550 - 574                         25.60    152,811.69        562         77.26        77.71      100.00       97.34
---------------------------------------------------------------------------------------------------------------------
575 - 599                         34.01    171,674.67        587         78.98        80.74      100.00       95.30
---------------------------------------------------------------------------------------------------------------------
TOTAL:                           100.00    157,340.29        555         76.35        77.09      100.00       97.06
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   %         WEIGHTED    WEIGHTED                                         %
                                STATED        AVERAGE    AVERAGE                                        SECOND         TOTAL
FICO LT 600                  DOCUMENTATION    COUPON       DTI       % FIXED      % IO      % CALI       LIEN         BALANCE
--------------------------------------------------------------------------------------------------------------------------------

500 - 524                             34.34       8.680      41.18        3.15       1.67       39.26       0.00   39,067,806.78
--------------------------------------------------------------------------------------------------------------------------------
525 - 549                             33.89       8.572      41.40        4.06       1.88       30.68       0.14   40,236,375.89
--------------------------------------------------------------------------------------------------------------------------------
550 - 574                             33.66       7.975      40.55        5.30       5.48       31.77       0.62   50,275,046.07
--------------------------------------------------------------------------------------------------------------------------------
575 - 599                             34.76       7.553      41.35        6.23      17.38       43.98       2.29   66,781,447.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                34.22       8.094      41.12        4.94       8.03       37.19       0.96  196,360,676.58
--------------------------------------------------------------------------------------------------------------------------------

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3. IO LOANS

--------------------------------------------------------------------------------------------------------------------------
                             % OF
                           MORTGAGE
                           POOL BY
                          AGGREGATE
                           CUT-OFF                                                   WEIGHTED          %
                             DATE        AVERAGE        WTD        WEIGHTED          AVERAGE          FICO           %
                          PRINCIPAL      CURRENT        AVG         AVERAGE          COMBINED       LESS THAN      OWNER
IO LOANS                   BALANCE       BALANCE        FICO      ORIGINAL LTV     ORIGINAL LTV       600.00      OCCUPIED
--------------------------------------------------------------------------------------------------------------------------

Y                             100.00    279,087.86          673         81.39             81.39          8.93        98.09
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                        100.00    279,087.86          673         81.39             81.39          8.93        98.09
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             %         WEIGHTED    WEIGHTED                                         %
                          STATED        AVERAGE    AVERAGE                                        SECOND        TOTAL
IO LOANS               DOCUMENTATION    COUPON       DTI       % FIXED      % IO      % CALI       LIEN        BALANCE
----------------------------------------------------------------------------------------------------------------------------

Y                               68.22       6.671      42.02        1.02     100.00       77.47       0.00   176,662,618.18
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          68.22       6.671      42.02        1.02     100.00       77.47       0.00   176,662,618.18
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4. LIEN POSITION

---------------------------------------------------------------------------------------------------------------------------------
                              % OF
                            MORTGAGE
                            POOL BY
                           AGGREGATE
                            CUT-OFF                                         WEIGHTED         %
                              DATE      AVERAGE      WTD      WEIGHTED      AVERAGE         FICO          %             %
                           PRINCIPAL    CURRENT      AVG       AVERAGE      COMBINED      LESS THAN     OWNER        STATED
LIEN POSITION               BALANCE     BALANCE      FICO    ORIGINAL LTV   ORIGINAL LTV    600.00     OCCUPIED    DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------

2nd Lien                       100.00   52,582.59        658       19.29      97.30        8.64       98.96           65.04
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         100.00   52,582.59        658       19.29      97.30        8.64       98.96           65.04
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                          WEIGHTED    WEIGHTED                                         %
                           AVERAGE    AVERAGE                                        SECOND        TOTAL
LIEN POSITION              COUPON       DTI       % FIXED      % IO      % CALI       LIEN        BALANCE
-------------------------------------------------------------------------------------------------------------

2nd Lien                      10.555      43.27      100.00       0.00       55.65     100.00   21,926,939.56
-------------------------------------------------------------------------------------------------------------
TOTAL:                        10.555      43.27      100.00       0.00       55.65     100.00   21,926,939.56
-------------------------------------------------------------------------------------------------------------

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5. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($) 500-750

----------------------------------------------------------------------------------------------------------------------------
                                        % OF
                                      MORTGAGE
                                      POOL BY
                                     AGGREGATE
                                      CUT-OFF                                           WEIGHTED           %
                                        DATE        AVERAGE      WTD      WEIGHTED      AVERAGE           FICO          %
CURRENT MORTGAGE LOAN                PRINCIPAL      CURRENT      AVG       AVERAGE      COMBINED        LESS THAN     OWNER
PRINCIPAL BALANCE ($) 500-750         BALANCE       BALANCE      FICO    ORIGINAL LTV   ORIGINAL LTV     600.00     OCCUPIED
----------------------------------------------------------------------------------------------------------------------------

400,000.01 - 500,000.00                    8.38    500,000.00        669       83.20        83.20          20.00      100.00
----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                   60.59    547,511.63        640       77.45        77.45          30.06       90.81
----------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                   26.05    647,366.88        634       79.12        79.12          24.29      100.00
----------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                    4.98    742,259.28        593       77.50        77.50          50.44      100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   100.00    573,477.02        638       78.37        78.37          28.73       94.43
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      %         WEIGHTED    WEIGHTED                                         %
CURRENT MORTGAGE LOAN              STATED        AVERAGE    AVERAGE                                        SECOND         TOTAL
PRINCIPAL BALANCE ($) 500-750   DOCUMENTATION    COUPON       DTI       % FIXED      % IO      % CALI       LIEN         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

400,000.01 - 500,000.00                  60.00       6.930      39.76        0.00     100.00      100.00       0.00   2,500,000.00
-----------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                  71.87       7.132      43.85        6.46      48.08       72.06       0.00  18,067,883.83
-----------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                   7.94       6.678      44.35        8.20      42.77       91.48       0.00   7,768,402.53
-----------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                   0.00       7.172      44.31        0.00       0.00        0.00       0.00   1,484,518.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   50.64       6.999      43.66        6.05      48.65       75.88       0.00  29,820,804.91
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6. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)

-----------------------------------------------------------------------------------------------------------------------------------
                               % OF
                             MORTGAGE
                             POOL BY
                            AGGREGATE
                             CUT-OFF                                             WEIGHTED        %
                               DATE        AVERAGE      WTD        WEIGHTED      AVERAGE        FICO          %            %
CURRENT MORTGAGE LOAN       PRINCIPAL      CURRENT      AVG         AVERAGE      COMBINED     LESS THAN     OWNER        STATED
PRINCIPAL BALANCE ($)        BALANCE       BALANCE      FICO      ORIGINAL LTV   ORIGINAL     LTV 600.00   OCCUPIED   DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------

700,000.01 - 800,000.00          47.74    764,251.46        575         76.50        76.50        100.00      100.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00          52.26    836,453.76        629         70.00        70.00          0.00      100.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          100.00    800,352.61        603         73.10        73.10         47.74      100.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                             WEIGHTED    WEIGHTED                                         %
CURRENT MORTGAGE LOAN         AVERAGE    AVERAGE                                        SECOND        TOTAL
PRINCIPAL BALANCE ($)         COUPON       DTI       % FIXED      % IO      % CALI       LIEN        BALANCE
----------------------------------------------------------------------------------------------------------------

700,000.01 - 800,000.00           6.090      42.86        0.00       0.00      100.00       0.00     764,251.46
----------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00           6.250      49.45      100.00       0.00      100.00       0.00     836,453.76
----------------------------------------------------------------------------------------------------------------
TOTAL:                            6.174      46.30       52.26       0.00      100.00       0.00   1,600,705.22
----------------------------------------------------------------------------------------------------------------

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7. 2 -4 FAMILY

---------------------------------------------------------------------------------------------------------------------------------
                            % OF
                          MORTGAGE
                          POOL BY
                         AGGREGATE
                          CUT-OFF                                               WEIGHTED         %
                            DATE        AVERAGE      WTD        WEIGHTED        AVERAGE         FICO          %           %
                         PRINCIPAL      CURRENT      AVG         AVERAGE        COMBINED      LESS THAN     OWNER      STATED
2 -4 FAMILY               BALANCE       BALANCE      FICO      ORIGINAL LTV    ORIGINAL LTV    600.00     OCCUPIED  DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------

2-4 Family                   100.00    219,318.50        634         78.06        79.53         30.80       77.51         48.98
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       100.00    219,318.50        634         78.06        79.53         30.80       77.51         48.98
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                       WEIGHTED      WEIGHTED                                         %
                        AVERAGE      AVERAGE                                        SECOND       TOTAL
2 -4 FAMILY             COUPON         DTI       % FIXED      % IO      % CALI       LIEN       BALANCE
----------------------------------------------------------------------------------------------------------

2-4 Family                  7.452      42.23       19.80       6.40       31.04       1.82  30,265,952.47
----------------------------------------------------------------------------------------------------------
TOTAL:                      7.452      42.23       19.80       6.40       31.04       1.82  30,265,952.47
----------------------------------------------------------------------------------------------------------

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8. STATED DOC

----------------------------------------------------------------------------------------------------------------------
                                 % OF
                               MORTGAGE
                               POOL BY
                              AGGREGATE
                               CUT-OFF                                           WEIGHTED          %
                                 DATE        AVERAGE      WTD      WEIGHTED      AVERAGE          FICO           %
                              PRINCIPAL      CURRENT      AVG       AVERAGE      COMBINED       LESS THAN      OWNER
STATED DOC                     BALANCE       BALANCE      FICO    ORIGINAL LTV   ORIGINAL LTV    600.00       OCCUPIED
----------------------------------------------------------------------------------------------------------------------

Stated Documentation              100.00    196,564.52        650       77.20        80.93         22.46         94.95
----------------------------------------------------------------------------------------------------------------------
TOTAL:                            100.00    196,564.52        650       77.20        80.93         22.46         94.95
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   %         WEIGHTED    WEIGHTED                                         %
                                STATED        AVERAGE    AVERAGE                                        SECOND        TOTAL
STATED DOC                   DOCUMENTATION    COUPON       DTI       % FIXED      % IO      % CALI       LIEN        BALANCE
--------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                 100.00       7.424      42.00        9.21      40.28       57.49       4.77  299,171,202.38
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               100.00       7.424      42.00        9.21      40.28       57.49       4.77  299,171,202.38
--------------------------------------------------------------------------------------------------------------------------------

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9. DTI => 50

-----------------------------------------------------------------------------------------------------------------------------
                     % OF
                   MORTGAGE
                   POOL BY
                  AGGREGATE
                   CUT-OFF                                             WEIGHTED           %
                     DATE        AVERAGE      WTD        WEIGHTED      AVERAGE          FICO            %              %
                  PRINCIPAL      CURRENT      AVG         AVERAGE      COMBINED       LESS THAN       OWNER          STATED
DTI => 50          BALANCE       BALANCE      FICO      ORIGINAL LTV   ORIGINAL LTV     600.00       OCCUPIED    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------

DTI >= 50             100.00    203,081.39        612         76.75        79.79         41.16         95.25           38.64
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                100.00    203,081.39        612         76.75        79.79         41.16         95.25           38.64
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                   WEIGHTED    WEIGHTED                                         %
                    AVERAGE    AVERAGE                                        SECOND       TOTAL
DTI => 50           COUPON       DTI       % FIXED      % IO      % CALI       LIEN       BALANCE
------------------------------------------------------------------------------------------------------

DTI >= 50               7.413      52.43       10.68      25.65       48.25       3.84  55,644,301.42
------------------------------------------------------------------------------------------------------

TOTAL:                  7.413      52.43       10.68      25.65       48.25       3.84  55,644,301.42
------------------------------------------------------------------------------------------------------

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10. FIXED RATE 1ST LIEN

------------------------------------------------------------------------------------------------------------------------
                                % OF
                              MORTGAGE
                              POOL BY
                             AGGREGATE
                              CUT-OFF                                             WEIGHTED          %
                                DATE        AVERAGE      WTD        WEIGHTED      AVERAGE          FICO            %
                             PRINCIPAL      CURRENT      AVG         AVERAGE      COMBINED       LESS THAN       OWNER
FIXED RATE 1ST LIEN           BALANCE       BALANCE      FICO      ORIGINAL LTV   ORIGINAL LTV     600.00       OCCUPIED
------------------------------------------------------------------------------------------------------------------------

Fixed Rate                       100.00    156,157.40        646         77.25        77.25         18.70         91.50
------------------------------------------------------------------------------------------------------------------------
TOTAL:                           100.00    156,157.40        646         77.25        77.25         18.70         91.50
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                  %         WEIGHTED    WEIGHTED                                         %
                               STATED        AVERAGE    AVERAGE                                        SECOND        TOTAL
FIXED RATE 1ST LIEN         DOCUMENTATION    COUPON       DTI       % FIXED      % IO      % CALI       LIEN        BALANCE
-------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           31.91       7.201      40.28      100.00       4.32       35.36       0.00  41,694,024.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               31.91       7.201      40.28      100.00       4.32       35.36       0.00  41,694,024.96
-------------------------------------------------------------------------------------------------------------------------------

                                  Top